Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.8838%



        Excess Protection Level
          3 Month Average   5.03%
          November, 1997   4.92%
          October, 1997   5.39%
          September, 1997   4.78%


        Cash Yield                                  17.42%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.49%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,779,127,955.02